UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 24, 2013

GREEN AUTOMOTIVE COMPANY

(Exact name of registrant as specified in its charter)

Nevada	000-54049	22-3680581
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23 Corporate Place, Suite 150

Newport Beach, California 92660

(Address of principal executive offices)  (zip code)

(877) 449-8842

(Registrant’s telephone number, including area code)

Matter of Time I Co.

23 Corporate Place, Suite 150

Newport Beach, California 92660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 28, 2013, we entered into an Acquisition and Stock Exchange Agreement (the “Going Green Agreement”) with Going Green Ltd., an England corporation (“GG”), under which we and LEC, our wholly-owned subsidiary, agreed to purchase 100% of the issued and outstanding securities of GG (the “GG Shares”), in exchange for the transfer of One Million Five Hundred Sixty Two Thousand Four Hundred Ninety Eight (1,562,498) shares of our common stock to the GG Shareholders.  In addition, we issued two creditors of GG an aggregate of One Hundred Fifty Thousand Five Hundred One (150,501) in full satisfaction of amounts GG owed them.  The total shares issued to the GG Shareholders and the two creditors represented less than 1% of our outstanding voting control.  The shares were issued, and the transaction closed, on June 24, 2013.  There were a total of 15 GG Shareholders and all were non-affiliates except Mr. Andrew Nicholas Hewson, who is a member of our Board of Directors.  Mr. Hewson received 602,486 shares of our common stock in the GG transactions.  As a result of this transaction, through GG, we sell a comprehensive range of electric vehicles, such as the GWiz, import and sell electric vehicles manufactured in other countries, such as the Italian imoving range of pure electric trucks, and sell electric bicycles, scooters and motorcycles.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to the Going Green Agreement, on June 24, 2013, we issued One Million Five Hundred Sixty Two Thousand Four Hundred Ninety Eight (1,562,498) shares of our common stock to the GG Shareholders.  In addition, we issued two creditors of GG an aggregate of One Hundred Fifty Thousand Five Hundred One (150,501) in full satisfaction of amounts GG owed them.  There were a total of 15 GG Shareholders and all were non-affiliates except Mr. Andrew Nicholas Hewson, who is a member of our Board of Directors.  Mr. Hewson received 602,486 shares of our common stock in the GG transactions.  The issuances were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, due to the fact the shareholders were either accredited or sophisticated investors and are familiar with our operations.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibits

10.1

Acquisition and Stock Exchange Agreement by and between Green Automotive Company, Liberty Electric Cars Ltd. and Going Green Limited dated February 28, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date August 14, 2013	Green Automotive Company
a Nevada corporation

/s/ Fred Luke
By: Fred Luke
Its: President

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